Filed pursuant to Rule 497(e)
under the Securities Act of 1933, as amended
File Registration Nos.: 33-65632, 2-34215, and 333-105659

SCHRODER SERIES TRUST

SCHRODER GLOBAL SERIES TRUST

SCHRODER CAPITAL FUNDS (DELAWARE)
(the “Trusts”)

Supplement dated July 10, 2013 to
the Prospectus dated March 1, 2013

The following supplements the Trusts’ Investor Shares and Advisor Shares Prospectus (the “Prospectus”).

In the section entitled “Principal Investment Strategies of and Additional Performance Information about the Funds” for Schroder International Alpha Fund, under the heading “Additional Performance Information,” the following paragraph is hereby added:

Effective April 1, 2006, the management fees of the Fund increased to 0.975% per annum. If the Fund had paid such higher fees during the period prior to April 1, 2006, the returns shown in the bar chart and table in the “Summary Information” section would have been lower.

In the section entitled “Principal Investment Strategies of and Additional Performance Information about the Funds” for Schroder International Multi-Cap Value Fund, under the heading “Additional Performance Information,” the following paragraph is hereby deleted:

Effective April 1, 2006, the management fees of the Fund increased to 0.975% per annum. If the Fund had paid such higher fees during the period prior to April 1, 2006, the returns shown in the bar chart and table in the “Summary Information” section would have been lower.

PRO-SUP-07-2013